THE LINCOLN NATIONAL LIFE INSURANCE COMPANY
Lincoln National Variable Annuity Account H
American Legacy® Fusion
American Legacy® III B Share
American Legacy® Shareholder’s Advantage (A Class)

Lincoln Life Variable Annuity Account N
ChoicePlusSM Fusion
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class

LINCOLN LIFE & ANNUITY COMPANY OF NEW YORK
Lincoln Life & Annuity Variable Annuity Account H
American Legacy® Fusion
American Legacy® III B Share
American Legacy® Shareholder’s Advantage (A Class)

Lincoln New York Account N for Variable Annuities
ChoicePlusSM Fusion
ChoicePlus AssuranceSM A Class
ChoicePlus AssuranceSM B Class

Supplement dated May 8, 2020 to the prospectus dated May 1, 2020

This supplement to your variable annuity prospectus discusses the availability of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) Living Benefit Rider. All other provisions of your prospectus remain unchanged. The supplement is for informational purposes and requires no action on your part.

The Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) rider will continue to be available for election on and after May 18, 2020 for existing Contractowners, if your contract was issued prior to August 26, 2013. We reserve the right to discontinue offering post-issue elections of these riders at any time upon advanced written notice to you. Rider elections on or after May 18, 2020 are subject to Home Office approval if your Contract Value totals $1 million or more.

Please refer to the Availability paragraphs of the Lincoln Lifetime IncomeSM Advantage 2.0 (Managed Risk) section of your prospectus for complete details.

Please retain this supplement for future reference.